Exhibit 99.1

News Release
L.B. FOSTER COMPANY ANNOUNCES THE EXPANSION OF ITS BOARD OF DIRECTORS AND ELECTION OF DAVID J. MEYER

PITTSBURGH, PA, December 21, 2023 – L.B. Foster Company (NASDAQ: FSTR), a global technology solutions provider of products and services for the rail and infrastructure markets, announced today that, effective January 1, 2024, its Board of Directors voted to expand its size to eight (8) members and elect Mr. David J. Meyer to the Board.

Mr. Meyer brings a wide range of knowledge and skills to the board that includes over 28 years of manufacturing experience, including 23 years in the rail industry. His experience encompasses both private and global public companies as well as the United States Army and he holds seven (7) patents for various rail-related products. Mr. Meyer currently serves as non-executive Chair of A. Stucki Company, a privately held manufacturer of high quality freight and rail-related parts owned by Stellex Capital, since November 2023, having served as Executive Chair from 2022 to November 2023. From 2019 to 2020, Mr. Meyer was the Chief Operating Officer of Stone Canyon Industries Rail, a private company which acquired A. Stucki in 2015 and sold it to Stellex Capital in 2022.

From 1999 to 2017, Mr. Meyer served in positions of increasing responsibility at Westinghouse Airbrake Technologies Corporation (“Wabtec”), a publicly traded global provider of equipment, systems, digital solutions, and value-added services for the freight and transit rail sectors, most recently as President of its Industrial Group, and prior as Group Executive of its Transit sector. Over his tenure, he held various positions in its freight car products operations and brake systems businesses.

While at Wabtec, Mr. Meyer served as a captain in the United States Army Reserve from 1995 to 2003, bringing Lean manufacturing and management to the Army Depot system while on active duty in 2002; a factory manager at Oxford Automotive Incorporated, a full-service, global tier one supplier of integrated systems based on metal forming and related technologies from 1995-1999; and as a manufacturing manager, product line manager, and project engineer for Eaton Corporation, a global manufacturer of highly engineered products that serve automotive, heavy truck, industrial, construction, commercial and semiconductor markets from 1995 to 1998. Mr. Meyer also founded Northern Bel, LLC, a consulting and acquisition organization, in 2018, and was a Board member of American Track Services from 2019 to 2021.

Mr. Meyer earned his Bachelor of Science in Industrial Engineering from Purdue University and a Master of Business Administration with concentrations in Finance and Entrepreneurship from the University of Chicago Booth School of Business.

Raymond T. Betler, L.B. Foster Chairman of the Board of Directors, commented on the appointment, “The Board is excited to have David join the Company. David has extensive experience in the rail industry, the focus of the Company’s largest business segment, and brings market-specific operations and financial expertise to the Board. His engineering, manufacturing, and global public and private company skills add depth to the Board in critical areas for the Company. We look forward to his contributions to the Board and management as we drive shareholder value.”

About L.B. Foster Company
Founded in 1902, L.B. Foster Company is a global technology solutions provider of engineered, manufactured products and services that builds and supports infrastructure. The Company’s innovative engineering and product development solutions address the safety, reliability, and performance needs of its customer's most challenging requirements. The Company maintains locations in North America, South America, Europe, and Asia. For more information, please visit www.lbfoster.com.

Forward-Looking Statements
This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments; a continuation or worsening of the adverse economic conditions in the markets we serve, including recession, the continued volatility in the prices for oil and gas, governmental travel restrictions, project delays, and budget shortfalls, or otherwise; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a decrease in freight or transit rail traffic; environmental matters, including any costs associated with any remediation and monitoring of such matters; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, and trade restrictions or embargoes; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, such as the recent dispositions of the Track Components, Chemtec, and Ties businesses, and acquisitions of the Skratch Enterprises Ltd., Intelligent Video Ltd., and VanHooseCo Precast LLC businesses and to realize anticipated benefits; costs of and impacts associated with shareholder activism; the timeliness and availability of materials from our major suppliers, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; cybersecurity risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation; the continuing effectiveness of our ongoing implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, and reforms regarding the use of SOFR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; geopolitical conditions, including the conflict in Ukraine and Israel; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.
The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.
Marketing & Communications:
Caroline Toplak
(412) 928-3540
ctoplak@lbfoster.com